Exhibit 99.2

Kyber Data Science LLC
Consolidated Financial Statements (unaudited)
September 30, 2024

Kyber Data Science LLC
Contents
As of September 30, 2024

Page(s)
Consolidated Financial Statements
Consolidated Balance Sheet (unaudited)	1
Consolidated Statement of Operations (unaudited)	2
Consolidated Statement of Changes in Members’ Equity (unaudited)	3
Consolidated Statement of Cash Flows (unaudited)	4
Notes to Consolidated Financial Statements (unaudited)	5-11

Kyber Data Science LLC
Consolidated Balance Sheet (unaudited)
September 30, 2024
(In thousands of dollars)

Assets
Cash	$6,899
Receivable from customers	665
Intangible assets, net of accumulated amortization of $6,077	8,607
Other assets	12
Total assets	$16,183

Liabilities and members’ equity
Liabilities
Compensation payable	$1,677
Payable to affiliates	38,458
Accrued expenses and other liabilities	1,988
Total liabilities	$42,123

Members’ equity	(25,940)
Total liabilities and members’ equity	$16,183

The accompanying notes are an integral part of these consolidated financial statements.

Kyber Data Science LLC
Consolidated Statement of Operations (unaudited) For the Nine Months Ended September 30, 2024
(In thousands of dollars)

Revenues
Research fees	$3,429
Total revenues	$3,429

Expenses
Employee compensation and benefits	$7,012
Professional, advisory, and other fees	569
Service fees	1,513
Communications	202
Occupancy and equipment	46
Amortization	1,811
Client services and business development	56
Other expenses	429
Total expenses	$11,638

Net loss	$(8,209)

The accompanying notes are an integral part of these consolidated financial statements.

Kyber Data Science LLC
Consolidated Statement of Changes in Members’ Equity (unaudited)
For the Nine Months September 30, 2024
(In thousands of dollars)

Members’ Equity
Members’ equity at December 31, 2023	$(28,856)
Capital contributions from Parent	11,125
Net loss	(8,209)
Members’ equity at September 30, 2024	$(25,940)

The accompanying notes are an integral part of these consolidated financial statements.

Kyber Data Science LLC
Consolidated Statement of Cash Flows (unaudited)
For the Nine Months Ended September 30, 2024
(In thousands of dollars)

Cash flows used in operating activities:
Net income (loss)	$(8,209)
Adjustments to reconcile net loss to net cash used in operating activities
Amortization of intangible assets:	1,811
(Increase) decrease in operating assets:
Receivable from customers	(150)
Other assets	712
Increase (decrease) in operating liabilities:
Compensation Payable	(250)
Payable to affiliates	(1,102)
Accrued expenses and other liabilities	338
Net cash used in operating activities	(6,850)

Cash flows from investing activities:
Capitalization of intangible assets	(1,800)
Net cash used in investing activities	(1,800)

Cash flows from financing activities:
Capital Contribution from Parent	11,125
Net cash provided by financing activities	11,125

Change in cash	2,475

Cash, beginning of year	4,424
Cash, end of year	$6,899

The accompanying notes are an integral part of these consolidated financial statements.

Kyber Data Science LLC
Notes to Consolidated Financial Statements (unaudited)
September 30, 2024
(In thousands of dollars, except where noted)

1.  Organization and Business

Kyber Data Science LLC (the “Company”) was formed January 22, 2018, as a Delaware limited liability company. The Company is a majority-owned subsidiary of Cowen Inc. (“Parent”). On March 1, 2023 (the “Acquisition Date”), Cowen Inc. and its consolidated subsidiaries, including the Company, became indirectly wholly owned subsidiaries of The Toronto-Dominion Bank (the “Bank”), a bank chartered under the Bank Act (Canada).

The Company is an advanced healthcare data company that offers analytical tools to help healthcare investors make better portfolio decisions. The Company delivers enriched, real-world healthcare insights to help investors understand U.S. market forces, as they are unfolding, across complex points of care and payment. The Company’s clients include banks, investment managers, hedge funds, corporations, plan sponsors, broker-dealers, family offices, and financial intermediaries.

2. Significant Accounting Policies

Basis of Presentation
The Company’s consolidated financial statements (unaudited) are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) as promulgated by the Financial Accounting Standards Board through the Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles in the preparation of the accompanying consolidated financial statements (unaudited).

Principles of Consolidation
The accompanying consolidated financial statements (unaudited) include the accounts of the Company and its wholly owned subsidiaries, Kyber Survey Data LLC (d/b/a Kyber Data Science), Kyber Data Sub LLC, Kyber Health Data LLC and Kyber Aesthetic Data LLC. All intercompany accounts and transactions have been eliminated.

Use of Estimates
The preparation of the accompanying consolidated financial statements (unaudited) in conformity with US GAAP requires management of the Company to make estimates and assumptions the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the accompanying consolidated financial statements (unaudited), as well as the accounting for identifiable intangible assets and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Kyber Data Science LLC
Notes to Consolidated Financial Statements (unaudited)
September 30, 2024
(In thousands of dollars, except where noted)

Revenue Recognition
Revenue from Contracts with Customers
The Company’s revenue from contracts with customers includes research fees. The Company recognizes these revenues in accordance with ASC Topic 606, Revenue from Contracts with Customers, which requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company follows a five-step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when (or as) the entity satisfies a performance obligation. In determining the transaction price, the Company includes variable consideration only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized would not occur when the uncertainty associated with the variable consideration is resolved. Significant judgments are required in the application of the five-step model including; when determining whether performance obligations are satisfied at a point in time or over time; how to allocate transaction prices where multiple performance obligations are identified; when to recognize revenue based on the appropriate measure of the Company’s progress under the contract; and whether constraints on variable consideration should be applied due to uncertain future events. The following is a description of the Company’s principal revenue-generating activity:

Research Fees
The Company earns research fees primarily from fees from providing access to its proprietary healthcare data on a subscription and bespoke basis to customers to utilize in their healthcare investment research.

Subscription based research fees are billed upon the client signing a subscription agreement and are recorded in other assets as prepaid data services. The Company recognizes the research fees ratably throughout the subscription period.

Bespoke research fees are related to specific data services requested by customers. The Company records bespoke research fees at the point in time when the services for the transactions are completed under the terms of each assignment or engagement.

Cash
Cash consists of cash held on deposit with one U.S. financial institution.

Receivables from Customers
Receivables from customers primarily include amounts owed by customers for subscription services provided by the Company.

Kyber Data Science LLC
Notes to Consolidated Financial Statements (unaudited)
September 30, 2024
(In thousands of dollars, except where noted)

Intangible Assets
Intangible assets with finite lives are amortized over their estimated average useful lives. The Company does not have any intangible assets deemed to have indefinite lives. Intangible assets are tested for potential impairment whenever events or changes in circumstances suggest that an asset or asset group’s carrying value may not be fully recoverable. An impairment loss, calculated as the difference between the estimated fair value and the carrying value of an asset or asset group, is recognized if the sum of the estimated undiscounted cash flows from the use or disposition of the asset or asset group is less than the corresponding carrying value. The Company continually monitors the estimated average useful lives of existing intangible assets.

Please refer to Note 7, “Intangible Assets” for additional information and disclosures.

Income Taxes
The Company is a Limited Liability Company that is treated as a Partnership for federal and state income tax purposes. The Company has not elected to be taxed as a C Corporation. The Company issues a K-1 to Cowen, Inc. based on Cowen’s ownership percentage in the Company. Cowen, Inc, a wholly owned subsidiary of Toronto Dominion Holdings USA, Inc, elected not to allocate the consolidated amount of current and deferred tax expenses to Kyber Data Science LLC.

Other Assets
Other assets consist of prepaid data service fees paid by the Company under a subscription agreement.

Compensation Payable
Compensation payable includes accruals for estimated discretionary cash bonuses. Annual incentive compensation is variable, and the amount paid is generally based on a combination of employees’ performance, their contribution to their business, and the Company’s performance.

Payable to Affiliates
Payable to affiliates are presented net on the balance sheet, pursuant to a netting agreement in place between the Company and its affiliates and per the agreement is settled net with Cowen Services Company, LLC (“CSC”). These amounts settle in the ordinary course of business.

Please refer to Note 6, “Related Party Transactions” for additional information and disclosures.

Accrued Expenses and Other Liabilities
Accrued expenses and other liabilities primarily consist of deferred income related to customer contracts that have not been recognized, professional fees payable and sales tax payable.

Recent Accounting Pronouncements
There are no recently issued or recently adopted pronouncements that are expected to have a material impact on the Company’s financial statements (unaudited).

Kyber Data Science LLC
Notes to Consolidated Financial Statements (unaudited)
September 30, 2024
(In thousands of dollars, except where noted)

3.  Revenue from Contracts with Customers

The following table presents revenues from contracts with customers disaggregated by fee type:

For the Nine Months Ended September 30, 2024
Research fees
Subscription research fees	$3,429
Total research fees	3,429
Total revenue from contracts with customers	$3,429

4.  Members’ equity

Included in the members’ equity are Class A Voting Common Units (“Class A – Common”), Series A Convertible Preferred Units (“Series A – Convertible Preferred”) and Class B Non-Voting Common Units (“Class B – Common”) (collectively, the “units”). Units are issued to members in exchange for contributed capital and/or as a performance incentive.

Each Class A Voting Common Unit is entitled to one (1) vote and each Series A Convertible Preferred Unit is entitled to one (1) vote for each Class A Voting Common Unit into which such Series A Convertible Preferred Unit could then be converted.

Class B Non-Voting Common Unit awards are subject to time-based and performance-based vesting criteria. Vesting accelerates upon the Sale of the Company (defined in Class B Non-Voting Common Unit Award Agreement). All Class B Non-Voting Common Units are subject to a $25,000,000 participation hurdle, in which holders of the Class B Non-Voting will not participate in distributions from the Company until the proceeds of a Sale of the Company exceed $25,000,000.

Each Series A Convertible Preferred Unit is convertible at any time at the option of the unitholder into such number of Class A Voting Common Units as is determined by dividing the Series A Liquidation Preference by the Series A Conversion Price in effect at the time of conversion. Each Series A Convertible Preferred Unit shall automatically be converted into such number of Class A Voting Common Units as is determined by dividing the Series A Liquidation Preference by the Series A Conversion Price in effect at the time of conversion upon the date specified by written consent of sixty-six and two-thirds percent (66 2/3%) of the issued and outstanding Series A Convertible Preferred Units. The Series A Conversion Price shall be subject to adjustment as provided in the Fourth Amended and Restated Limited Liability Company Agreement dated January 25, 2024, as amended.

As of September 30, 2024, members’ equity is composed of the following:

Class A - Common	$(9,637)
Series A - Convertible Preferred	(16,303)
Class B - Common	—
Total Members’ Equity	$(25,940)

Kyber Data Science LLC
Notes to Consolidated Financial Statements (unaudited)
September 30, 2024
(In thousands of dollars, except where noted)

5.  Commitments and Contingencies

Commitments
The Company has entered into a perpetual licensing agreement with a third-party data supplier to license healthcare and medical claim data that will form part of the product offered to clients. As of September 30, 2024, the Company’s minimum guaranteed payments are $578,512 for the three months ended October 31, 2024.

Contingencies
In the ordinary course of business, the Company and its affiliates and current and former officers, directors and employees (the “Company and Related Parties”) can be named as defendants in, or as parties to, various legal actions and proceedings. Certain of these actions and proceedings assert claims or seek relief in connection with alleged violations of securities, banking, anti-fraud, anti-money laundering, employment and other statutory and common laws. Certain of these actual or threatened legal actions and proceedings may include claims for substantial or indeterminate compensatory or punitive damages, or for injunctive relief.

The Company seeks to resolve all litigation matters in the manner management believes is in the best interests of the Company, and contests liability, allegations of wrongdoing and, where applicable, the amount of damages or scope of any penalties or other relief sought as appropriate in each pending matter. For many legal and regulatory matters, the Company is unable to estimate a range of reasonably possible loss.

In accordance with US GAAP, the Company establishes reserves for contingencies when the Company believes that it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. The Company discloses a contingency if there is at least a reasonable possibility that a loss may have been incurred and there is no reserve for the loss because the conditions above are not met. The Company’s disclosure would include an estimate of the reasonably possible loss or range of loss for those matters, for which an estimate can be made. Neither a reserve nor disclosure is required for losses that are deemed remote.

The Company has not established any reserves as of September 30, 2024, since in the opinion of management, the likelihood of liability is not probable nor reasonably estimable.

6.  Related Party Transactions

Support Arrangements
The Company previously entered into a service level agreement with CSC, in which the employment of certain of the Company’s employees was assigned and transferred to CSC. Under this agreement, CSC is responsible for the compensation-related payments to these employees for their performance of services provided to the Company and the Company reimburses CSC, recording the related amounts payable to CSC in Payables to related parties on the statement of financial condition (unaudited). CSC also agreed to provide certain administrative and other support services to the Company. All direct and indirect expenses are paid by CSC or other affiliates through an expense sharing agreement. Indirect expenses are allocated based on time, usage and/or headcount.

Kyber Data Science LLC
Notes to Consolidated Financial Statements (unaudited)
September 30, 2024
(In thousands of dollars, except where noted)

In the normal course of business, the Company enters into transactions with CSC to provide support services for daily operations.

Balances with related parties included in the statement of financial condition (unaudited) are as follows:

September 30, 2024
Liabilities
Payables:
Payable to affiliates	$38,207

Indirect expenses charged from related parties for the nine months ended September 30, 2024, are included in the statement of operations (unaudited) under the following captions:

For the nine months ended September 30, 2024
Employee compensation and benefits	$1,456
Professional, advisory, and other fees	163
Service fees	11
Communications	10
Occupancy and Equipment	57
Client services and business development	14
Other expenses	61

On January 31st and September 30th, 2024, the Parent made capital contributions in the amounts of $5,897,780 and $5,227,025, respectively.

7.  Intangible Assets

The Company has recognized intangible assets related to its perpetual licensing agreement with a third-party data supplier and has purchased other data and made enhancements to its suite of products and, accordingly, has recognized intangible assets on the Balance Sheet (unaudited) as follows:

Intangible Assets, December 31, 2023	$8,618
Intangible Assets Capitalized during 2024	1,800
Amortization – Intangible Assets during 2024	(1,811)
Intangible Assets, September 30, 2024	$8,607

The estimated remaining useful life for these intangible assets is six years.

Kyber Data Science LLC
Notes to Consolidated Financial Statements (unaudited)
September 30, 2024
(In thousands of dollars, except where noted)

	For the Nine Months Ended September 30,
	2024	2025	2026	2027	2028	Thereafter
Estimated Amortization Expense of Intellectual Property Intangibles	619	2,474	2,474	1,527	1,211	303

8.  Subsequent Events

The Company has evaluated events through January 16, 2025, the date the consolidated financial statements (unaudited) were issued and has determined that there were no subsequent events requiring adjustment or disclosure to the consolidated financial statements (unaudited).

On October 31, 2024, the members of the Company approved the Membership Interest Assignment Agreement assigning all remaining interests in the Company to Forian Inc. effective as of October 31, 2024.